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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 8, 2003

                              SCARAB SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

     Colorado                     0-19949                 84-1153522
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(State or other          (Commission file number)    (IRS Employer
jurisdiction of                                       Identification No.)
incorporation or
organization)

              406-208 Nelson Street, Vancouver, British Columbia V6B 2E2
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       (Address of principal executive offices)                (Zip Code)

                                 (604) 417-6172
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                           (Issuer's telephone number)



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          (Former name or former address, if changed since last report)


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ITEM 5:   OTHER EVENTS
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The Company hereby gives notice that it is withdrawing the Form 15 filed on June
30, 2003.



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SCARAB SYSTEMS, INC.

Date: July 8, 2003                 By:  /s/ Thomas E. Mills
                                   ----------------------------
                                   Thomas E. Mills, Chief Executive Officer